UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2009
SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-2313 (Commission File Number)	95-1240335 (I.R.S. Employer Identification No.)
2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California 91770
(Address of principal executive offices, including zip code)
626-302-1212
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events
     Effective January 1, 2009, Southern California Edison Company (the “Company”) adopted the provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). SFAS 160 requires that a noncontrolling interest in a subsidiary be reported as equity and the amount of consolidated net income specifically attributable to the noncontrolling interest be identified in the consolidated statements of operations. It also calls for consistency in the manner of reporting changes in the parent’s ownership interest and requires fair value measurement of any non-controlling equity investment retained in deconsolidation. The presentation and disclosure requirements of this statement are applied retrospectively.
     In this Current Report on Form 8-K, we are filing our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008, which give effect to the retrospective application of the adoption of SFAS 160. As required by SEC rules, we are filing this Form 8-K so that our restated financial statements will be incorporated by reference in the prospectuses included in a registration statement on Form S-3 that we plan to file shortly after we file this Form 8-K.
     By making the changes to the foregoing Items reflected in Exhibit 99.1 of this Form 8-K, we have generally not updated the information contained in our Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) to speak as of any date after such report was filed on March 2, 2009, and this Form 8-K does not reflect any other events or developments that occurred after that date, and does not modify or update the disclosures therein in any way, except as described above.
     The foregoing Items, as revised, are attached as Exhibit 99.1 to this Form 8-K. The description above is qualified in its entirety by reference to the full text of Exhibit 99.1 hereto which is incorporated herein by reference.
     The specific Items included in Exhibit 99.1 hereto, including the financial statements and notes thereto, supersede the corresponding Items included in the Form 10-K. Other than as set forth in Exhibit 99.1, the Form 10-K remains unchanged. More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009 (the “Forms 10-Q”) and other filings with the SEC.
     The information in this Form 8-K should be read in conjunction with the Form 10-K, the Forms 10-Q and other documents filed by the Company with the SEC subsequent to March 2, 2009.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

See the Exhibit Index below.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ Linda G. Sullivan
Linda G. Sullivan
Senior Vice President, Chief Financial Officer and Acting Controller

August 14, 2009

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Restated Consolidated Financial Statements of Southern California Edison Company